                                                                    EXHIBIT 23.3



                               CONSENT OF COUNSEL



    The undersigned hereby consents to the use of our name and the statement with respect to us appearing under the heading "Experts" in Amendment No. 5 to the Registration Statement on Form S-1 of Progenitor, Inc.



                                          /s/ PENNIE & EDMONDS LLP
                                          --------------------------------------
                                          PENNIE & EDMONDS LLP



New York, New York
July 2, 1997